                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              GEOWORKS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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

                              GEOWORKS CORPORATION

                              960 ATLANTIC AVENUE
                           ALAMEDA, CALIFORNIA 94501

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 27, 1998

To Our Stockholders:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of Geoworks Corporation, a Delaware Corporation (the "Company"), will be held on Monday, July 27, 1998 at 11:00 a.m. local time at the Company's principal executive offices, located at 960 Atlantic Avenue, Alameda, California, for the following purposes:

     1. To consider and vote upon a proposal to amend the Company's Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 200,000 shares from 200,000 shares to 400,000 shares.

     2. To consider and vote upon a proposal to amend the Company's Employee Stock Purchase Plan to provide that the number of shares of Common Stock reserved for issuance thereunder will be increased automatically by 200,000 shares on the first business day of each fiscal year of the Company for fiscal year 2000 and fiscal year 2001 and by 150,000 shares on the first day of fiscal year 2002.

     3. To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on June 1, 1998 are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

     All stockholders are cordially invited to attend the Special Meeting in person. However to ensure your representation at the Special Meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Special Meeting may vote in person even if such stockholder has returned a proxy.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          JORDAN J. BRESLOW
                                          Secretary
Alameda, California
June 15, 1998

                              GEOWORKS CORPORATION
                              960 ATLANTIC AVENUE
                           ALAMEDA, CALIFORNIA 94501

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed Proxy is solicited on behalf of the Board of Directors of Geoworks Corporation, a Delaware corporation (the "Company"), for use at a Special Meeting of Stockholders (the "Special Meeting") to be held on July 27, 1998 at 11:00 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be held at the Company's principal executive offices, located at 960 Atlantic Avenue, Alameda, California 94501. The telephone number at that location is (510) 814-1660. Only holders of record of the Company's Common Stock at the close of business on June 1, 1998 (the "Record Date") will be entitled to vote at the Special Meeting. At the close of business on June 1, 1998, the Company had 15,908,265 shares of Common Stock outstanding and entitled to vote. A majority of the shares outstanding on the Record Date will constitute a quorum for the transaction of business. All proxies will be voted in accordance with the instructions contained therein and, if no choice is specified, the proxies will be voted in favor of the proposals set forth in the accompanying Notice of Special Meeting of Stockholders and this Proxy Statement.

     These proxy solicitation materials were first mailed on or about June 15, 1998 to all stockholders entitled to vote at the Special Meeting.

REVOCABILITY OF PROXIES

     Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Special Meeting or at the Special Meeting prior to the vote pursuant to the proxy. A proxy may be revoked (i) by a writing delivered to the Company (Attention: Jordan Breslow, Vice President and General Counsel) stating that the proxy is revoked, (ii) by a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Special Meeting or (iii) by attendance at the Special Meeting and voting in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Special Meeting, the stockholder must bring to the Special Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares.

VOTING RIGHTS

     Holders of the Company's Common Stock are entitled to one vote for each share held as of the above Record Date.

     Proposal Nos. 1 and 2 each require for approval the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Special Meeting entitled to vote. All votes will be tabulated by the Inspector of Election appointed for the Special Meeting who will tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards a quorum and have the same effect as negative votes with regard to the proposal. Broker non-votes will also be counted towards a quorum but will not be counted for any purpose in determining whether the proposal has been approved.

SOLICITATION OF PROXIES

     The Company will bear the cost of soliciting the enclosed proxies. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile, electronic means or personal solicitation by directors, officers or regular employees of the Company. No additional compensation will be paid to such persons for such activities. In addition, the Company has hired and will pay the fees of a proxy solicitor estimated to be approximately $6,000.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of Stockholders of the Company which are intended to be presented by such stockholders at the Company's 1998 Annual Meeting had to have been received by the Company no later than March 12, 1998 in order that they could be included in the proxy statement and form of proxy relating to that meeting.

         PROPOSAL 1 -- APPROVAL OF AMENDMENT TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE EMPLOYEE STOCK PURCHASE PLAN

     The Employee Stock Purchase Plan (the "Plan") was adopted by the Board of Directors and approved by the stockholders in 1994. The Company is seeking stockholder approval for an amendment to the Plan to increase the number of shares of Common Stock reserved thereunder. Under the proposed amendment, the shares reserved for issuance under the Plan will be increased from 200,000 shares to 400,000 shares (an increase of 200,000 shares, representing 1.3% of the Company's total shares outstanding as of June 1, 1998). The Board approved the proposed amendment on April 23, 1998, to be effective upon stockholder approval.

     Management believes that this amendment is in the best interests of the Company because of the need to provide options to attract and retain quality employees and remain competitive in the industry.

     For a summary of the principal provisions of the Plan see below.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR THE AMENDMENT TO THE PLAN.

     PROPOSAL 2 -- APPROVAL OF AMENDMENT TO PROVIDE FOR AUTOMATIC INCREASE
      EACH YEAR FOR THE NEXT THREE YEARS IN THE NUMBER OF SHARES RESERVED
              FOR ISSUANCE UNDER THE EMPLOYEE STOCK PURCHASE PLAN

     The Employee Stock Purchase Plan (the "Plan") was adopted by the Board of Directors and approved by the stockholders in 1994. The Company is seeking stockholder approval for an amendment to the Plan to provide that the number of shares of Common Stock reserved for issuance thereunder will be increased automatically by 200,000 shares on the first day of each fiscal year of the Company for fiscal year 2000 and fiscal year 2001 and by 150,000 shares on the first day of fiscal year 2002 (an increase of 750,000 shares, representing 3.5% of the Company's total shares outstanding as of June 1, 1998). The Board approved the proposed amendment on April 23, 1998, to be effective upon stockholder approval.

     Management believes that this amendment is in the best interests of the Company because of the need to provide options to attract and retain quality employees and remain competitive in the industry.

     For a summary of the principal provisions of the Plan see below.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR THE AMENDMENT TO THE PLAN.

     The essential provisions of the Plan are set forth below:

GENERAL

     The Plan provides for the grant of options to employees of the Company and its subsidiaries.

PURPOSE

     The purpose of the Plan is to provide employees of the Company and its subsidiaries designated by the Board with a convenient means of acquiring an equity interest in the Company through accumulated payroll deductions and to provide an incentive for continued employment.

SHARES SUBJECT TO THE PLAN

     An aggregate of 950,000 shares of the Common Stock of the Company has been reserved by the Board for issuance under the Plan (after approval of the amendments under Proposal Nos. 1 and 2).

ADMINISTRATION

     The Plan is administered by the Board or a committee of members (the "Committee") of the Board appointed by the Board. The Committee currently consists of Eric Schmidt, who is both a "non-employed director," as that term is defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and an "outside director," as that term is defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

     The interpretation and construction of any provision of the Plan by the Board or its Committee is final and conclusive. Members of the Board or its Committee receive no separate compensation for their services in connection with the administration of the Plan.

ELIGIBILITY

     Any employee (i) whose customary employment is at least twenty (20) hours per week and more than five (5) months in any calendar year and, (ii) who has been continuously employed by the Company for at least three (3) months is eligible to participate in the Plan; provided, however, that in the case of individuals who become employees of the Company as a result of a merger or acquisition, the employee's employment service with the acquired company shall be considered when determining whether the employee has met the requirement of three (3) months of continuous employment.

     No employee shall be granted an option under the Plan (i) to the extent, immediately after such grant, such employee (or any person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company, or of any subsidiary, or (ii) to the extent his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     As of June 1, 1998, approximately 209 persons were eligible to participate in the Plan, 166,109 shares of Common Stock had been issued pursuant to the Plan and 783,891 shares were reserved for future issuance pursuant to the Plan (including the 750,000 additional shares by which the Plan is to be increased under Proposal Nos. 1 and 2).

OFFERING PERIOD

     "Offering Period" shall mean a period of approximately six (6) months, commencing on the first Trading Day on or after August 1 and ending the following January 31, or commencing on the first Trading Day on or after February 1 and ending the following July 31. The duration, commencement and termination of Offering

Periods may be changed by the Board without stockholder approval if such change is announced at least ten (10) days prior to the beginning of the Offering Period to be effected.

TERM OF PLAN

     The Plan shall continue in effect for a term of ten (10) years unless sooner terminated by the Board.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     In the event any change is made in the Company's capitalization without receipt of consideration by the Company, such as a stock split, reverse stock split or stock dividend, appropriate adjustment shall be made in the option price, the number of shares subject to the option, and the number of shares reserved for issuance under the Plan.

DISSOLUTION OR LIQUIDATION

     In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

MERGER OR ASSET SALE

     In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company, with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new exercise date (the "New Exercise Date") or to cancel each outstanding right to purchase and refund all sums collected from participants during the Offering Period(s) then in progress. If the Board shortens the Offering Period(s) then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date.

AMENDMENT AND TERMINATION OF THE PLAN

     The Board of Directors may amend the Plan at any time or may terminate it without approval of the stockholders. However, no such action by the Board of Directors or stockholders may alter or impair any option previously granted under the Plan without the consent of the optionee.

     The Plan provides that stockholder approval of any amendment to the Plan will be required only to the extent necessary to comply with then current provisions of Rule 16-3 under the Securities Exchange Act of 1934 or Section 423 of the Internal Revenue Code (or any other applicable law or regulation).

TAX INFORMATION

     FEDERAL INCOME TAX INFORMATION. THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND U.S. EMPLOYEES PARTICIPATING IN THE PLAN. FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPATING EMPLOYEE WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPATING EMPLOYEE HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISER REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE PLAN.

     The Plan is intended to qualify as an "employee stock purchase plan' within the meaning of Section 423 of the Code.

     Tax Treatment of the Participating Employee. Participating employees will not recognize income for federal income tax purposes either upon enrollment in the Plan or upon the purchase of shares. All tax consequences are deferred until a participating employee sells the shares, disposes of the shares by gift or dies.

     If shares are held for more than one year after the date of purchase and more than two years from the beginning of the applicable Offering Period, or if the participating employee dies while owning the shares, the participating employee realizes ordinary income on a sale (or a disposition by way of gift or upon death) to the extent of the lesser of: (i) 15% of the fair market value of the shares at the beginning of the Offering Period; or (ii) the actual gain (the amount by which the market value of the shares on the date of sale, gift or death exceeds the purchase price). All additional gain upon the sale of shares is treated as medium-term or long-term capital gain. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income and the participating employee has a medium-term or long-term capital loss for the difference between the sale price and the purchase price.

     If the shares are sold or are otherwise disposed of including by way of gift (but not death, bequest or inheritance) (in any case, a "disqualifying disposition") within either the one-year or the two-year holding periods described above, the participating employee realizes ordinary income at the time of sale or other disposition, taxable to the extent that the fair market value of the shares at the date of purchase is greater than the purchase price. This excess will constitute ordinary income (not currently subject to withholding) in the year of the sale or other disposition even if no gain is realized on the sale or if a gratuitous transfer is made. The difference, if any, between the proceeds of sale and the aggregate fair market value of the shares at the date of purchase is a capital gain or loss. Capital gains may be offset by capital losses, and up to $3,000 of capital losses may be used annually against ordinary income.

     Maximum Tax Rates. The maximum tax rate applicable to ordinary income is 39.6%. Long-term capital gain will be taxed at a maximum of 20%. For this purpose, in order to receive long-term capital gain treatment, the stock must be held for more than eighteen months,. Mid-term capital gain will be taxed at a maximum of 28%. For this purpose, in order to receive mid-term capital gain treatment, the stock must be held for more than one year but not for more than eighteen months. Capital gains are offset by capital losses and up to $3,000 of capital losses may be offset against ordinary income.

     Tax Treatment of the Company. The Company will be entitled to a deduction in connection with the disposition of shares acquired under the Plan only to the extent that the participating employee recognizes ordinary income on a disqualifying disposition of the shares. The Company will treat any transfer of record ownership of shares as a disposition, unless it is notified to the contrary. In order to enable the Company to learn of disqualifying dispositions and ascertain the amount of the deductions to which it is entitled, participating employees will be required to notify the Company in writing of the date and terms of any disposition of shares purchased under the Plan.

                               NEW PLAN BENEFITS

                                                          EMPLOYEE STOCK PURCHASE PLAN(1)
                                                          --------------------------------
                   NAME AND POSITIONS                     DOLLAR VALUE    NUMBER OF SHARES
                   ------------------                     ------------    ----------------
Gordon E. Mayer.........................................       $--              --
David A. Thatcher.......................................       --               --
Leland J. Llevano.......................................       --               --
Jordan J. Breslow.......................................       --               --
Donald L. Reeves, III...................................       --               --
David E.J. Crisp........................................       --               --
All current executive officers as a group (6 persons)...       --               --
All current directors who are not executive officers as
  a group (1 person)....................................       --               --
All employees, including all current officers who are
  not executive officers, as a group....................       --               --

---------------
(1) The amounts of future option grants under the Employee Stock Purchase Plan to (i) the Named Executive Officers; (ii) all current executive officers as a group; (iii) all current directors who are not executive officers as a group; and (iv) all employees, including all officers who are not executive officers, as a group are not determinable because, under the terms of the Plan, such purchases are based on participant contributions.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's Common Stock as of June 1, 1998 by (a) each beneficial owner of more than 5% of the Company's Common Stock,
(b) the Named Executive Officers (as defined below), (c) each director/nominee of the Company, and (d) all directors and executive officers of the Company as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

                                                                 SHARES        PERCENTAGE
                                                              BENEFICIALLY    BENEFICIALLY
                      BENEFICIAL OWNER                           OWNED           OWNED
                      ----------------                        ------------    ------------
Travelers Group Inc.(1).....................................   4,122,625          25.9
Nokia Mobile Phones Ltd.(2).................................   1,000,000           6.3
Putnam Investments Inc.(3)..................................     989,075           6.2
Gordon E. Mayer(4)..........................................     231,500           1.5
David A. Thatcher(5)........................................     220,000           1.4
Leland J. Llevano(6)........................................     170,106         *
Jordan J. Breslow(7)........................................     130,750         *
Donald L. Reeves, III(8)....................................     129,679         *
David E.J. Crisp(9).........................................      96,813         *
Eric E. Schmidt (10)........................................      22,750         *
All directors and executive officers as a group (7
  persons)(11)..............................................   1,001,598           6.3

---------------
  *  Less than one percent of the outstanding shares of Common Stock.

 (1) Based on the Schedule 13G/A filed by Travelers Group Inc. ("Travelers") dated April 9, 1998, on behalf of itself, Mutual Management Corp., Smith Barney Inc. and Salomon Smith Barney Holdings Inc. The address of Travelers is 388 Greenwich Street, Legal Dept. 20th Floor, New York, New York 10013.

 (2) Based on the Schedule 13D filed by Nokia Mobile Phones Ltd. ("Nokia") dated February 17, 1995. The address of Nokia is P.O. Box 68, Kanslerinkatu 14, 4th Floor, Fin-33721, Tampere, Finland.

 (3) Based on Amendment Number 1 to Schedule 13G filed by Putnam Investment Inc. on behalf of itself, Marsh & McLennan Companies, Inc., Putnam Investment Management, Inc. and The Putnam Advisory Company, Inc. The address of Putnam Investment Inc. is One P.O. Box Square, Boston, Massachusetts 02109.

 (4) Represents 53,792 shares issuable pursuant to options exercisable within 60 days of June 1, 1998, 24,000 shares held by Mayer Family Partners LP, 22,500 shares held by the Mayer Family Revocable Trust dated October 5, 1995 and 25,000 shares held by Custom Technology Growth Fund LLC.

 (5) Includes 48,333 shares issuable pursuant to options exercisable within 60 days of June 1, 1998.

 (6) Includes 55,522 shares issuable pursuant to options exercisable within 60 days of June 1, 1998.

 (7) Includes 61,305 shares issuable pursuant to options exercisable within 60 days of June 1, 1998.

 (8) Includes 44,188 shares issuable pursuant to options exercisable within 60 days of June 1, 1998.

 (9) Includes 45,833 shares issuable pursuant to options exercisable within 60 days of June 1, 1998.

(10) Includes 4,219 shares issuable pursuant to options exercisable within 60 days of June 1, 1998.

(11) Includes 313,192 shares issuable pursuant to options exercisable within 60 days of June 1, 1998.

                             EXECUTIVE COMPENSATION

     The following table sets forth all compensation received for services rendered to the Company in all capacities, for the last three fiscal years ended March 31, 1998, by (i) the Company's Chief Executive Officer, (ii) the four other most highly compensated executive officers who were serving as executive officers at the end of fiscal 1998 and (iii) one additional individual who was an executive officer for a portion of fiscal 1998 (collectively, the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM
                                                                                      COMPENSATION
                                                                                         AWARDS
                                                                                      ------------
                                                     ANNUAL COMPENSATION               NUMBER OF
                                             ------------------------------------      SECURITIES
        NAME AND PRINCIPAL                                           OTHER ANNUAL      UNDERLYING
             POSITION                YEAR     SALARY     BONUS(1)    COMPENSATION       OPTIONS
        ------------------           ----    --------    --------    ------------     ------------
Gordon E. Mayer....................  1998    $220,000    $26,394            --           17,500
Chairman of the Board                1997     220,000     33,000            --          130,000
and Chief Executive Officer          1996     200,275     35,000            --               --
David E.J. Crisp(2)................  1998     165,666     21,655            --           50,000
Former Vice President, Marketing
  and                                1997      11,333         --            --           50,000
Business Development
David A. Thatcher(3)...............  1998     152,500     23,187            --          120,000
President and Chief Financial
  Officer                            1997       3,231         --            --          100,000
Leland J. Llevano..................  1998     120,000     40,618       $40,540(4)        10,000
Vice President,                      1997     120,000     75,659            --           40,000
Strategic Partnerships               1996     129,501      5,000            --           50,000
Jordan J. Breslow..................  1998     140,000     13,437            --           10,000
Vice President, General Counsel      1997     140,000     26,250            --           52,000
                                     1996     130,275     16,500            --           50,000
Donald L. Reeves, III..............  1998     125,625     16,951            --           49,000
Vice President, Engineering          1997     105,000      8,200            --            4,000
                                     1996      84,141        500            --           25,000

---------------
(1) Includes cash profit sharing, cash bonuses and commissions earned for the fiscal year, whether accrued or paid.

(2) Mr. Crisp was the Vice President, Marketing & Business Development of the Company until March 16, 1998. Pursuant to an agreement, dated March 16, 1998, between the Company and Mr. Crisp, the Company is compensating Mr. Crisp for the period between March 16, 1998 and November 16, 1998 at a rate of $15,000 per month (an aggregate of $120,000). Mr. Crisp remains an employee of the Company.

(3) Mr. Thatcher joined the Company late in March 1997, and accordingly, compensation information for fiscal 1997 reflects less than one month of service.

(4) Represents commission earned in 1998.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information with respect to stock options granted to each of the Named Executive Officers during the fiscal year ended March 31, 1998. In accordance with the rules of the Securities and Exchange Commission, also shown below is the potential realizable value over the term of the options (the period from the grant date to the expiration date) based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These amounts are based on certain assumed rates of appreciation and do not represent the Company's estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of the Common Stock.

                          OPTION GRANTS IN FISCAL 1998

                                                   INDIVIDUAL GRANTS                     POTENTIAL REALIZABLE
                                  ----------------------------------------------------     VALUE AT ASSUMED
                                  NUMBER OF                                                 ANNUAL RATE OF
                                  SECURITIES     % OF TOTAL                                   STOCK PRICE
                                  UNDERLYING      OPTIONS                                  APPRECIATION FOR
                                   OPTIONS       GRANTED TO     EXERCISE                      OPTION TERM
                                   GRANTED       EMPLOYEES      PRICE PER   EXPIRATION   ---------------------
              NAME                   (1)       IN FISCAL 1998     SHARE        DATE         5%         10%
              ----                ----------   --------------   ---------   ----------   --------   ----------
Gordon E. Mayer.................    17,500          1.0%         $ 8.47      08/19/07    $ 93,205   $  236,199
David E.J. Crisp................    50,000          2.8            6.22      07/16/07     195,549      495,558
David A. Thatcher...............    20,000          1.3            8.47      08/19/07     106,520      269,942
                                   100,000          5.7            5.81      02/03/08     365,545      926,363
Leland J. Llevano...............    10,000          0.5            8.47      08/19/07      53,260      134,971
Jordan J. Breslow...............    10,000          0.6            8.47      08/19/07      53,260      134,971
Donald L. Reeves, III...........     4,000          0.2            6.53      06/03/07      16,430       41,637
                                    45,000          2.6           16.63      09/23/07     470,492    1,192,319

---------------
(1) All options except those granted to Messrs. Llevano and Breslow on August 19, 1997 have a ten-year term and vest over four years, ratably at 1/48 per month. Options granted to Messrs. Llevano and Breslow on August 19, 1997 have a ten-year term and vest 100% on August 19, 1998.

OPTION EXERCISES AND HOLDINGS

     The following table provides information with respect to option exercises in fiscal 1998 by the Named Executive Officers and the value of such officers' unexercised options at March 31, 1998:

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                             NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                                SHARES                    OPTIONS AT FISCAL YEAR-END        FISCAL YEAR-END(2)
                              ACQUIRED ON      VALUE      ---------------------------   ---------------------------
            NAME               EXERCISE     REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
            ----              -----------   -----------   -----------   -------------   -----------   -------------
Gordon E. Mayer.............        --             --       41,958         117,542       $  8,695       $  2,585
David A. Thatcher...........        --             --       30,000         190,000         20,640        211,110
Leland J. Llevano...........        --             --       66,334          56,666          7,442          1,958
Jordan J. Breslow...........     3,000        $19,000       58,639          61,458         54,843             --
Donald L. Reeves, III.......        --             --       43,884          52,166        130,137          3,599
David E.J. Crisp............        --             --       45,833              --         40,706             --

---------------
(1) Market value of underlying securities on the exercise date, minus the exercise price.

(2) Value is based on the last reported sale of the Company's Common Stock on the Nasdaq National Market of $7.44 per share on March 31, 1998 (the last trading day for fiscal 1998), minus the exercise price of in-the-money options.

DIRECTOR COMPENSATION

     The Company does not compensate its directors for services as such, except pursuant to the grant provisions of its 1994 Stock Plan. Pursuant to such provisions, Mr. Dunlevie was granted an option to purchase 5,000 shares on August 27, 1997, which was canceled upon his resignation from the Board of Directors on February 2, 1998; Mr. Schmidt was granted an option to purchase 5,000 shares on August 27, 1997; and Mr. Soini was granted an option to purchase 10,000 shares on October 16, 1997, which was canceled upon his resignation from the Board of Directors on May 29, 1998.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee consisted of directors Soini and Schmidt as of March 31, 1998. Mr. Soini resigned from the Board on May 29, 1998. Neither director has ever been an officer of the Company. No executive officer of the Company served on the compensation committee of another entity or on any other committee of the board of directors of another entity performing similar functions during the last fiscal year.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted to the Special Meeting. If any other matters properly come before the Special Meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                              Geoworks Corporation

                          Employee Stock Purchase Plan
                                  Plan Document
                            As Amended July 27, 1998


The following constitute the provisions of the Employee Stock Purchase Plan (the "Plan") of Geoworks Corporation.

1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.      Definitions.

        a.     "Board" shall mean the Board of Directors of the Company.

        b.     "Code" shall mean the Internal Revenue Code of 1986, as amended.

        c.     "Common Stock" shall mean the Common Stock of the Company.

        d.     "Company" shall mean Geoworks, a California corporation.

        e. "Compensation" shall mean all base straight time gross earnings, payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, and commissions.

        f. "Designated Subsidiaries" shall be the Subsidiaries, if any, which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

        g. "Employee" shall mean any individual who is an employee of the Company for purposes of tax withholding under the Code whose customary employment with the Company or any Designated Subsidiary is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds ninety (90) days and the individual's right to re-employment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

        h.     "Enrollment Date" shall mean the first day of each Offering
Period.

        i. "Exercise Date" shall mean the last day of each Offering Period, or, with respect to an Extended Offering Period shall mean the last day of each Purchase Period.

        j. "Extended Offering Period" shall mean a period of approximately twenty-four (24) months, commencing on the date or dates so specified by the Board, during which options granted pursuant to the Plan may be exercised. The duration, commencement and termination of Extended Offering Periods may be changed pursuant to Section 4 of this Plan.

        k. "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

               1. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for the Common Stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the date of such determination (or, if not a market trading day, then the last market trading day prior to the date of determination), as reported in The Wall Street Journal or such other source as the Board deems reliable; or

               2. If the Common Stock is quoted on the NASDAQ system (but not on the National Market system thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Value shall be the mean between the high bid and low asked prices for the Common Stock on the date of such determination), as reported in The Wall Street Journal or such other source as the Board deems reliable; or

               3. Notwithstanding paragraphs (1) and (2), in the case of an Offering Period commencing substantially concurrent with the Company's initial public offering, the Fair Market Value may be determined by the Board to be equal to the initial price to the public of shares of Common Stock in such offering; or

               4. In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

        l. "Offering Period" shall mean a period of approximately six (6) months, commencing on the first Trading Day on or after August 1 and the last Trading Day in the period ending the following January 31, or commencing on the first Trading Day on or after February 1 and terminating on the last Trading Day in the period ending the following July 31 during which options granted pursuant to the Plan may be exercised. The duration, commencement and termination of Offering Periods may be changed pursuant to Section 4 of this Plan. Notwithstanding the foregoing, in the event the Company shall effect an initial public offering of Common Stock, the Board may determine to commence an Offering Period substantially concurrent with the public offering, such Offering Period to continue until the next succeeding January 31 or July 31 as the Board may determine.

        m.     "Plan" shall mean this Employee Stock Purchase Plan.

        n. "Purchase Period" shall mean, with respect to an Extended Offering Period, the approximately six (6) month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any extended Offering Period shall commence on the Enrollment Date and end with the next Exercise Date. The duration, commencement and termination of Purchase Periods may be changed pursuant to Section 4 of this Plan.

        o. "Purchase Price" shall mean an amount equal to eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

        p. "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

        q. "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than fifty percent (50%) of the voting shares are held by the Company or Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

        r. "Trading Day" shall mean a day on which national stock exchanges and the NASDAQ system are open for trading.

3.      Eligibility.

        a. Any Employee (as defined in Section 2 (g)) who has been continuously employed by the Company for at least three (3) months and who is employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan; provided, however, that in the case of individuals who become Employees of the Company as a result of a merger or acquisition, the Employee's employment service with the acquired company shall be considered when determining whether the Employee has met the requirement of three (3) months of continuous employment.

        b. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent, immediately after such grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company, or of any Subsidiary, or (ii) to the extent his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after February 1 and August 1 each year, or on such other dates as the Board shall determine, and continuing thereafter until terminated in accordance with
Section 19 hereof. The Board shall have the power: (i) to change the duration, commencement and termination of Offering Periods and/or Purchase Periods with respect to future offerings without stockholder approval if such change is announced at least ten (10) days prior to the scheduled beginning of the first Offering Period or Purchase Period to be effective thereafter, (ii) to implement Extended Offering Periods, and (iii) to implement overlapping Offering Periods and/or overlapping Extended Offering Periods.

5.      Participation.

        a. An eligible Employee may become a participant in the Plan by completing a Subscription Agreement authorizing payroll deductions and filing it with the Company's Human Resources department at least one (1) day prior to the applicable Enrollment Date.

        b. Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

6.      Payroll Deductions.

        a. At the time a participant files his or her Subscription Agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period or Extended Offering Period in an amount not less than one percent (1%) and not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period or Extended Offering Period, and the aggregate of such payroll deductions during the Offering Period or Extended Offering Period shall not exceed ten percent (10%) of the participant's Compensation during said Offering Period or Extended Offering Period.

        b. All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

        c. A participant may discontinue his or her participation in the Plan as provided in Section 19 hereof by filing with the Company a Notice of Withdrawal. A participant may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a Change Form authorizing a change in payroll deduction rate. A participant may not change his or her payroll deduction rate, either by increasing or decreasing such rate, more than once during an Offering Period. The Board may, in its discretion, adjust the number of participation rate changes permitted during any Offering Period or Purchase Period. The change in rate shall be effective with the first full payroll period following ten (10) business days after the Company's receipt of a signed Change Form unless the Company elects to process a given change in participation more quickly. A participant's Subscription Agreement shall remain in effect for successive Offering Periods and Purchase Periods unless terminated as provided in Section 10 hereof.

        d. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at such time during any Offering Period or Purchase Period which is scheduled to end during the current calendar year (the "Current Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Offering Period or Purchase Period which ended during that calendar year plus all payroll deductions shall recommence at the rate provided in such participant's Subscription Agreement at the beginning of the first Offering Period or Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

        e. At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's Compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the participant's account as of the Exercise Date by the applicable Purchase Price: provided that in no event shall an Employee be permitted to purchase during each Offering Period (or, with respect to an Extended Offering Period, during each six-month Purchase Period) more than a number of Shares determined by dividing $12,500 by the Fair Market Value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to
Section 10 hereof, and shall expire on the last day of the Offering Period.

8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased: any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Offering Period or Purchase Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

10.     Withdrawal and Termination of Employment.

        a. A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company by completing a Withdrawal Notice available from the Human Resources department.

All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new Subscription Agreement.

        b. Upon a participant's ceasing to be an Employee (as defined in Section 2(g) hereof), for any reason, including by virtue of him or her having failed to remain an Employee of the Company for at least twenty (20) hours per week during an Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under
Section 14 hereof, and such participant's option will be automatically terminated.

11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

12.     Stock.

        a. The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 400,000, subject to adjustment upon changes in capitalization of the Company as provided for in
Section 18 hereof. Such maximum number of shares shall be increased automatically by 200,000 shares on the first day of the fiscal year of the Company each fiscal year for fiscal year 2000 and fiscal year 2001 and by 150,000 shares on the first day of fiscal year 2002. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

        b. The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

        c. Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

13.     Administration.

        a. Administrative Body. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties. Members of the Board who are eligible employees are permitted to participate in the Plan, provided that:

               1. Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

               2. If a committee is established to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the committee.

        b. Rule 16b-3 Limitations. Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

14.     Designation of Beneficiary.

        a. A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

        b. Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the company may designate.

15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

18.     Adjustments Upon Changes in Capitalization.

        a. Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to the number of price of shares of Common Stock subject to an option.

        b. Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

        c. Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company, with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period or Extended Offering Period(s) then in progress by setting a new Exercise Date (the "New Exercise Date") or to cancel each outstanding right to purchase and refund all sums collected from participants during the Offering Period(s) or Extended Offering Period(s) then in progress. If the Board shortens the Offering Period(s) or Extended Offering Period(s) then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period(s) or Extended Offering Period(s) as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of the assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

        The Board may, if it so determines in the exercise of it discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalization, rights offerings or other increases or reductions of shares of outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

19.     Amendment or Termination.

        a. The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided than an Offering Period may be terminated by the Board on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of the participant. To the extent necessary to comply with Rule 16b-3 or under
Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

        b. Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, Extended Offering Periods or Purchase Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, Extended Offering Period or Purchase Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of such exercise that the shares are being purchased for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the

Company, such a representation is required by any of the aforementioned applicable provisions of law.

22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated in Section 19 hereof.

23. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to
Section 16 of the Exchange Act shall comply with the applicable provisions Rule 16b-3. The Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemptions from Section 16 of the Exchange Act with respect to Plan transactions.

24. Automatic Transfer to Low Price Extended Offering Period. To the extent permitted by Rule 16b-3 of the Exchange Act, if the Fair Market Value of the Common Stock on any Exercise Date in an Extended Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Extended Offering Period, then all participants in such Extended Offering Period shall be automatically withdraw from such Extended Offering Period immediately after the exercise of their option on such Exercise Date and automatically reenrolled in the immediately following Extended Offering Period as of the first day thereof.

25. Federal Income Tax Implications. The federal income tax consequences of the grant and exercise of stock options under the Plan, the subsequent disposition of shares acquired under such options, are summarized below. The summary is not intended to be exhaustive and may not cover all tax aspects of every situation. Participants should consult with their tax advisors when specific questions arise.

        a. Time of Grant of Stock Option. A participant is not taxed at the time of the grant of his/her stock option even though the Purchase Price is no greater than eighty-five percent (85%) of the market price of the stock on the date of the grant.

        b. Time of Exercise of Stock Option. A participant is not taxed when shares are purchased pursuant to the exercise of an option under the Plan, even though the shares are purchased at the lower of eighty-five percent (85%) of the Fair Market Value on the Enrollment Date or eighty-five percent (85%) of the Fair Market Value on the Exercise Date.

        c.     Sale or Other Disposition of Shares Acquired Under the Plan.

               1. If a participant sells shares after the expiration of two years or more from the beginning of an Offering Period AND one year or more from the Exercise Date (the "Statutory Holding Period"):

                      a. Any profit up to the 15% discount on the Purchase Price (15% of the lesser of the Fair Market Value of the shares at the beginning of the Offering Period or the Fair Market Value of the shares on the Exercise
Date) is taxable as ordinary income, any further profit is taxable as gain; and

                      b.     Any loss is treated as capital loss.

               2. If a participant sells or otherwise disposes of shares before the expiration of the Statutory Holding Periods:

                      a. The difference between the price paid by the participant and the Fair Market Value of the shares on the date of purchase is taxable as ordinary income; and

                      b. The difference between the amount received by the participant on the disposition of the shares and the Fair Market Value of the shares on the date of purchase is treated as a capital gain or loss.

        d. Tax Deduction by Company. If shares are sold before the expiration of the Statutory Holding Period, the Company is entitled to a tax deduction for the difference between the price paid by the participant and the Fair Market Value of the shares at the date of purchase. At any time, the Company may, but will not be obligated to, withhold from the participant's Compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of stock by the participant.

                              GEOWORKS CORPORATION
                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                                  JULY 27, 1998


      THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS


The undersigned hereby appoints David A. Thatcher and Teresa M. Gutierrez, or either of them, each with power of substitution, to represent the undersigned at the Special Meeting of Stockholders of Geoworks Corporation (the "Company") to be held at 960 Atlantic Avenue, Alameda, California 94501 on July 27, 1998, at 11 a.m., local time, and any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting on the following matters:








                                                                     SEE REVERSE
                                                                     SIDE

                                                                                              [X] PLEASE MARK YOU CHOICE LIKE THIS

ACCOUNT NUMBER                       COMMON

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  The Board of Directors recommends a vote FOR Proposals 1 and 2.

 1. AMENDMENT OF               FOR        AGAINST      ABSTAIN
    EMPLOYEE STOCK             [ ]          [ ]          [ ]
    PURCHASE PLAN TO                                              THIS  PROXY  WILL  BE  VOTED  AS  DIRECTED.  IN  THE  ABSENCE  OF
    INCREASE THE NUMBER                                           DIRECTION, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.
    OF SHARES OF COMMON
    STOCK RESERVED FOR
    ISSUANCE THEREUNDER
    BY 200,000 SHARES.

                                                                  In their  discretion,  the  proxies are  authorized  to vote upon such other  business as may  properly  come before the meeting or
 2. AMENDMENT OF               FOR        AGAINST      ABSTAIN    any adjournment or postponement  thereof to the extent authorized
    EMPLOYEE STOCK             [ ]          [ ]          [ ]      by Rule  14a-4(c)  promulgated  by the  Securities  and  Exchange
    PURCHASE PLAN TO                                              Commission.
    INCREASE THE NUMBER
    OF SHARES OF COMMON
    STOCK RESERVED FOR
    ISSUANCE THEREUNDER                                           THIS PROXY IS  SOLICITED  ON BEHALF OF THE BOARD OF  DIRECTORS OF
    AUTOMATICALLY BY                                              THE COMPANY.
    200,000 SHARES ON
    THE FIRST BUSINESS
    DAY OF EACH FISCAL
    YEAR FOR FISCAL YEAR
    2000 AND FISCAL YEAR
    2001 AND BY 150,000
    SHARES ON THE FIRST
    DAY OF FISCAL YEAR
    2002.

 ----------------------------------------------------------------
                                                                  Dated: _____________________, 1998

                                                                  __________________________________

                                                                  __________________________________

                                                                  Signature(s) Please sign exactly as your name(s) appear(s) on your stock certificate. If shares are held of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy. If shares of stock are held of record by a corporation, the proxy may be executed by an officer, agent or proxyholder as the bylaws of the corporation may prescribe, or in the absence of that determination, by the chairman, president, any vice president or any other person authorized to do so by the chairman, president or any vice president. Executors,
                                                                  administrators or other fiduciaries who execute the above proxy for a deceased stockholder should give their full title. Please date the proxy. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING,
                                                                  PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE
                                                                  ENCLOSED, POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE
                                                                  REPRESENTED AT THE MEETING.